Exhibit 99.1

lululemon athletica Inc. Announces Leadership Appointments as Company Continues to Focus on Growth, Innovation, and Diversity & Inclusion

VANCOUVER, British Columbia - October 30, 2020 - lululemon athletica inc. (NASDAQ:LULU) today announced several leadership appointments, including Company veteran Celeste Burgoyne becoming the first executive to serve at the President level in her role leading the Americas and Global Guest Innovation teams. The Company also announced the hire of longtime adidas executive André Maestrini to serve as EVP, International and lead the Company’s international expansion. These appointments will allow lululemon to continue to make progress against its Power of Three growth strategy.
To support and accelerate lululemon’s recently announced Inclusion, Diversity, Equity and Action (IDEA) efforts, the Company also announced that Stacia Jones will become Vice President, Global Head of IDEA to drive these strategies forward.
“I am excited to announce these senior leadership appointments, which will enable us to continue to drive our business forward and further strengthen lululemon’s leadership team,” said CEO Calvin McDonald. “Celeste has been instrumental in lululemon’s growth, and from her first day with our company almost 15 years ago, she has made tangible contributions to our culture and our business that have helped us become the lululemon we are today.”
Mr. McDonald continued, “We are also thrilled to welcome both André Maestrini and Stacia Jones to lululemon. André is an experienced global leader with an established record of success, who will enable us to build upon our momentum and drive our international expansion in key markets including China, as well as the broader APAC and EMEA regions. Stacia is a dynamic leader with demonstrated success helping retail organizations diversify and grow, and she’ll enable us to deliver on our commitments related to inclusion, diversity and equity.”
Burgoyne and Maestrini will report to McDonald. Jones will work directly with the IDEA Senior Leadership Team Steering Committee, and will report to Susan Gelinas, lululemon’s Senior Vice President of People and Culture.
Biographies
Celeste Burgoyne
President, Americas and Global Guest Innovation
Celeste Burgoyne oversees all channel and guest facing aspects of the North American business, including stores and e-commerce. In addition, she is responsible for leading and incubating guest innovation for lululemon globally. Celeste joined lululemon in 2006 to lead U.S. expansion and has since held a series of roles of expanded responsibility, most recently as Executive Vice President, Americas and Global Guest Innovation. Celeste started her career with Abercrombie & Fitch, where she held various leadership positions during her 10 years with the company.

André Maestrini
Executive Vice President, International
André Maestrini spent 14 years at adidas in various senior roles and across several of the company’s global offices. He has a demonstrated record of growth and unlocking opportunities by leveraging the brand and categories across multiple channels, and most recently, he oversaw a multibillion-dollar business as the Senior Vice President, Global General Manager, Sports Business Units, Running, Training, Football, Basketball & Heartbeat Sports. At adidas, he also successfully grew the business in China and served as GM of the business units in France and Latin America. Prior to adidas, André held marketing roles at The Coca-Cola Company, Danone, and Kraft Jacobs Suchard. He received a master’s degree in Marketing from ESSEC Business School in Paris, France. He will join lululemon in January 2021.

Stacia Jones
Vice President, Global Head of IDEA
Stacia Jones spent over a decade at Abercrombie & Fitch, most recently as Associate General Counsel and the company’s Chief Diversity & Inclusion Officer. While at A&F, Stacia helped the company increase its diversity in the U.S. by more than 400 percent. She has a deep understanding of how D&I initiatives are built and scaled globally, and is the recipient of awards naming her EDI Lead of the Year (2019, National Centre for Diversity) and Head of Diversity of the Year (2018, European Diversity Awards). She received a Juris Doctor degree from Ohio State University. She will join lululemon in November 2020.
About lululemon athletica inc.
lululemon athletica inc. (NASDAQ:LULU) is a healthy lifestyle inspired athletic apparel company for yoga, running, training, and most other sweaty pursuits, creating transformational products and experiences which enable people to live a life they love. Setting the bar in technical fabrics and functional designs, lululemon works with yogis and athletes in local communities for continuous research and product feedback. For more information, visit www.lululemon.com.
Forward-Looking Statements:
This press release includes estimates, projections, statements relating to the Company's business plans, objectives, and expected operating results that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In many cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "outlook," "believes," "intends," "estimates," "predicts," "potential" or the negative of these terms or other comparable terminology. These forward-looking statements also include the Company's guidance and outlook statements. These statements are based on management's current expectations but they involve a number of risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include, without limitation: its ability to maintain the value and reputation of its brand; the current COVID-19 coronavirus pandemic and related government, private sector, and individual consumer responsive actions; the acceptability of its products to its guests; its highly competitive market and increasing competition; its reliance on and limited control over third-party suppliers to provide fabrics for and to produce its products; suppliers or manufacturers not complying with its Vendor Code of Ethics or applicable laws; the operations of many of its suppliers are subject to international and other risks; an economic recession, depression, or downturn or economic uncertainty in its key markets; increasing product costs and decreasing selling prices; its ability to anticipate consumer preferences and successfully develop and introduce new, innovative and updated products; its ability to accurately forecast guest demand for its products; its ability to safeguard against security breaches with respect to its information technology systems; any material disruption of its information systems; its ability to have technology-based systems function effectively and grow its e-commerce business globally; changes in consumer shopping preferences and shifts in distribution channels; the fluctuating costs of raw materials; its ability to expand internationally in light of its limited operating experience and limited brand recognition in new international markets; global economic and political conditions and global events such as health pandemics; its ability to deliver its products to the market and to meet guest expectations if it has problems with its distribution system; imitation by its competitors; its ability to protect its intellectual property rights; its ability to source and sell its merchandise profitably or at all if new trade restrictions are imposed or existing trade restrictions become more burdensome; its ability to realize the potential benefits and synergies sought with the acquisition of MIRROR, its operating flexibility given the significant costs incurred in connection with the acquisition of MIRROR, its ability to grow the MIRROR business and have it achieve profitability; changes in tax laws or unanticipated tax liabilities; its ability to manage its growth and the increased complexity of its business effectively; its ability to cancel store leases if an existing or new store is not profitable; increasing labor costs and other factors associated with the production of its products in South and South East Asia; its ability to successfully open new store locations in a timely manner; its ability to comply with trade and other regulations; the service of its senior management; seasonality; fluctuations in foreign currency exchange rates; conflicting trademarks and the prevention of sale of certain products; its exposure to various types of litigation; actions of activist stockholders; anti-takeover provisions in its certificate of incorporation and bylaws; and other risks and uncertainties set out in filings made from time to time with the United States Securities and Exchange Commission and available at www.sec.gov, including, without limitation, its most recent reports on Form 10-K and Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

Contacts
Investors:
lululemon athletica inc.
Howard Tubin
1-604-732-6124

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ICR, Inc.
Joseph Teklits/Caitlin Churchill
1-203-682-8200

Media:
lululemon athletica inc.
Erin Hankinson
1-604-732-6124

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Eleanor French
1-415-671-7676
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